                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    December 16, 1997
                                                -------------------------------


                        ALLMERICA FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



Delaware                            1-13754                04-3263626
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION      (COMMISSION             (IRS EMPLOYER
 OF INCORPORATION)                 FILE NUMBER)           IDENTIFICATION NO.)




                    440 Lincoln Street, Worcester, MA  01653
--------------------------------------------------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER:                         (508) 855-1000
                                 ----------------------------------------------



                                      N/A
--------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                               Page 1 of 4 pages
                            Exhibit Index on page 4
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ITEM 5.   OTHER EVENTS
          ------------

     On December 16, 1997 the Board of Directors of Allmerica Financial Corporation (the "Company") declared a dividend of one right (the "Rights") to purchase one share of common stock, par value $.01 per share, of the Company for each outstanding share of common stock, as described in the Summary of Rights and the press release dated December 16, 1997, copies of which are attached hereto as Exhibits 1 and 2, respectively, and are hereby incorporated herein by reference. The dividend is payable to stockholders of record at the close of business on December 29, 1997.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
          ------------------------------------------------------------------

(C)  EXHIBITS:
     --------

     1.   Summary of Rights

     2.   Press Release dated December 16, 1997.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ALLMERICA FINANCIAL CORPORATION


Date:  December 17, 1997            By: Edward J. Parry III
                                        -------------------------------------
                                        Vice President and Chief Financial
                                        Officer

                                 EXHIBIT INDEX


     The following designated exhibits are filed herewith:

                                              Page Number
                                              -----------
Exhibit
-------
1.   Summary of Rights

2.   Press Release dated December 16, 1997


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